UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2007 (August 6, 2007)
EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive, Suite 200 Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
(281) 408-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     The registrant is filing this Current Report on Form 8-K/A to correct certain accounting errors relating to the unaudited consolidated financial statements for three months ended March 31, 2007 of Laser Midstream Energy, L.P. and subsidiaries, acquired by the registrant in the second quarter of 2007, which were included in the registrant’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 11, 2007. Except as described in this Current Report on Form 8-K/A, no other items from the original Current Report on Form 8-K/A filed on October 11, 2007 are changed by this filing.
     The registrant discovered these errors during preparation of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. The registrant determined that similar errors were present in its unaudited condensed consolidated financial statements for the three and six months ended June 30, 2007, which were included in its Quarterly Report on Form 10-Q filed with the Commission on August 14, 2007. Contemporaneously with the filing of this Current Report on Form 8-K/A, the registrant is filing an amended Quarterly Report on Form 10-Q/A to correct the accounting errors present in its Quarterly Report on Form 10-Q filed with the Commission on August 14, 2007.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K/A filed by Eagle Rock Energy Partners, L.P. (the “Partnership”) on October 11, 2007 to report certain historical financial statements of acquired businesses required under Item 9.01(a) and the pro forma financial information relating to acquired businesses required under Item 9.01(b).
     The Current Report on Form 8-K/A filed on October 11, 2007, included the historical financial and pro forma financial information required to be filed by amendment after the Partnership completed certain acquisitions described on its Current Report on Form 8-K filed on August 6, 2007, which reported the acquisition by the Partnership of Escambia Asset Co., LLC and Escambia Operating Company, LLC (collectively, “EAC”) and Redman Energy Holdings, L.P., Redman Energy Holdings II, L.P. and certain assets owned by NGP Income Co-Investment Opportunities Fund II, L.P. (collectively, “Redman”). As a result of the acquisition of Redman, the Partnership had completed multiple insignificant business acquisitions since December 31, 2006 and was required to provide the historical financial statements of those businesses which represent a substantial majority of the businesses acquired. To comply with this requirement, the Partnership filed the required financial information relating to the acquired business of Laser Midstream Energy, L.P. and subsidiaries (“Laser”).
     Subsequent to the October 11, 2007 filing of the Current Report on Form 8-K/A, management of Eagle Rock Energy G&P, LLC, the general partner of the general partner of the Partnership, discovered certain accounting errors in Laser’s unaudited consolidated financial statements relating to the three months ended March 31, 2007, which were filed originally by the Partnership as interim financial statements of an acquired business on the October 11, 2007 Current Report on Form 8-K/A.
     The accounting errors relate solely to two items: (i) marketing service agency agreements and (ii) intra-segment transactions. Certain marketing service agency agreements were accounted for on a “gross” revenue basis, recording gross revenues and gross expenses related to the natural gas transaction covered by the agency agreements as if title and/or credit risk had effectively passed to Laser, rather than on a “net” revenue basis, recording only the agency fee as revenue, properly reflecting the fact that neither title nor credit risk actually passed to Laser. Laser also recorded a number of intra-segment transactions, and these intra-segment transactions were not properly eliminated as part of the consolidations of financial statement information for the three month period ended March 31, 2007. For the three month period ended March 31, 2007, revenue from natural gas sales and cost of natural gas were overstated by $11,182,897 with no impact on net income. See Note 8 to Laser’s Notes to Consolidated Financial Statements for an explanation of the restatement and the impact of the restatement on Laser’s unaudited consolidated financial statements for the three months ended March 31, 2007.
     Under this Current Report on Form 8-K/A, the Partnership is republishing Laser’s audited consolidated financial statements for the year ended on December 31, 2006 and for the period from its inception on April 14, 2005 through December 31, 2005 as well as the unaudited consolidated financial statements for the three months ended March 31, 2007 so that all financial information relating to Laser is included in one report; however, nothing in this report amends or changes any of Laser’s audited financial information which was included in the original Current Report on Form 8-K/A filed on October 11, 2007.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The audited financial statements of Laser for the year ended on December 31, 2006 and for the period from its inception on April 14, 2005 through December 31, 2005 and the unaudited financial statements for the period ended March 31, 2007 are included in Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.
     In connection with this restatement of Laser’s unaudited consolidated financial statements for the three months ended March 31, 2007, the Partnership has modified and restated its pro forma financial information relating to the acquisitions and is presenting that information in this Current Report on Form 8-K/A as Exhibit 99.3 hereto.
(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Hein & Associates LLP
99.2
Audited financial statements of Laser for the year ended on December 31, 2006 and for the period from its inception on April 14, 2005 through December 31, 2005 and the unaudited financial statements for the period ended March 31, 2007.

99.3
Unaudited pro forma financial statements of the Partnership reflecting the acquisition of Escambia Asset Co. LLC, Escambia Operating Co. LLC and Laser Midstream Energy, LP as though the acquisitions had occurred on January 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.
	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: November 2, 2007	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Hein & Associates LLP
99.2
Audited financial statements of Laser for the year ended on December 31, 2006 and for the period from its inception on April 14, 2005 through December 31, 2005 and the unaudited financial statements for the period ended March 31, 2007.

99.3
Unaudited pro forma financial statements of the Partnership reflecting the acquisition of Escambia Asset Co. LLC, Escambia Operating Co. LLC and Laser Midstream Energy, LP as though the acquisitions had occurred on January 1, 2006.